SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. __)
Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                             The Spain Fund, Inc.
- - -------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
- - -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)or
         Item 22(a)(2) of Schedule 14A.
/  /     $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
/  /     Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

         (1)  Title of each class of securities to which transaction applies:
- - -------------------------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction applies:
- - -------------------------------------------------------------------------------
         (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- - -------------------------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
- - -------------------------------------------------------------------------------
         (5)  Total fee paid:
- - -------------------------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
         (2)  Form, Schedule or Registration Statement No.:
         (3)  Filing Party:
         (4)  Dated Filed:






00250031/AW0

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]                     THE SPAIN FUND, INC.
- - -------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
- - -------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 24, 1995

To the Stockholders of The Spain Fund, Inc.:

  Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of The Spain Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, August 24, 1995 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated July 24, 1995:

  1. To elect five Directors of the Fund, each to hold office for a term of three years and until his or her successor is duly elected and qualified;

  2. To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending November 30, 1995; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on June 27, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                       By order of the Board of Directors,

                                       Edmund P. Bergan, Jr.
                                         Secretary

New York, New York
July 24, 1995

- - -------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF
MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE
OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
- - -------------------------------------------------------------------------------
(R)This registered service mark used under license from the owner, Alliance
   Capital Management L.P.

                                PROXY STATEMENT

                             THE SPAIN FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                                AUGUST 24, 1995

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Spain Fund, Inc., a Maryland corporation ("the Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, August 24, 1995 at 11:00 a.m. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about July 24, 1995.

  The Board of Directors has fixed the close of business on June 27, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of June 27, 1995 consisted of 10,026,745 shares of common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of five Directors and for the ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants for its fiscal year ending November 30, 1995. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  A quorum for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by August 24, 1995, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, five Directors will be elected to serve for terms of three years, and until their successors are elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons in Class Three as described below.

  Pursuant to the Articles of Incorporation and By-laws of the Fund, the Board of Directors has been divided into three classes. The terms of office of the members of Class Three will expire as of the Meeting, the terms of office of the members of Class One will expire as of the annual meeting of stockholders to be held in 1996 and the terms of office of the members of Class Two will expire as of the annual meeting of stockholders to be held in 1997. Upon expiration of the terms of office of the members of a class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. Mr. Angel Corcostegui, and Mses. Marilyn Perry and Reba White Williams are the members constituting Class One; Messrs. Enrique L. Fevre, Jose Luis Feito Higueruela and Carlos Delclaux Zulueta and H.R.H. Pilar de Borbon y Borbon, Duchess of Badajoz, are the members constituting Class Two; and Messrs. Dave H. Williams, Francisco Gomez Roldan and Juan Manuel Sainz de Vicuna, Dr. James M. Hester and Ms. Inmaculada de Habsburgo-Lorena are the members constituting Class Three.

  As a result of this system, only those Directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an anti-takeover provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, the five Directors in Class Three are standing for re-election. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees would be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain of the Fund's Directors and officers are residents of Spain or the United Kingdom and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for U.S. investors to effect service upon such Directors or officers within the United States, or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Spain or in the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also it is unclear if extradition treaties now in effect between the United States and each of Spain and the United Kingdom would subject Directors and officers residing in these countries to effective enforcement of the criminal penalties of the federal securities laws.

  Certain information concerning the Fund's Directors is set forth below. Mr. Williams, Dr. Hester, H.R.H. Pilar de Borbon y Borbon and Mses. de Habsburgo-Lorena and Williams are each a director or trustee of one or more other investment companies sponsored by Alliance Capital Management L.P., the Fund's investment adviser and administrator ("Alliance").

                                                                NUMBER OF SHARES
      NAME, AGE, POSITIONS AND                                    BENEFICIALLY
       OFFICES WITH THE FUND,                                    OWNED DIRECTLY
       PRINCIPAL OCCUPATIONS          YEAR FIRST   YEAR TERM     OR INDIRECTLY
     DURING THE PAST FIVE YEARS        BECAME A  AS A DIRECTOR       AS OF
      AND OTHER DIRECTORSHIPS          DIRECTOR   WILL EXPIRE    JUNE 27, 1995
     --------------------------       ---------- -------------  ----------------
 *+ Dave H. Williams, Chairman, 62.      1988       1998++           3,514
    Chairman of the Board of                     (Class Three)
    Alliance Capital Management
    Corporation ("ACMC")*** since
    prior to 1990 and Director of
    The Equitable Companies
    Incorporated and The Equitable
    Life Assurance Society of the
    United States.
**+ H.R.H. Pilar de Borbon y Borbon,     1991        1997              -0-
    Duchess of Badajoz, 58. Director              (Class Two)
    of Cartier, France and Member of
    the Advisory Board of Sotheby's
    Holdings Inc.
**+ Angel Corcostegui, 43. Chief         1992        1996              -0-
    Executive Officer of Banco                    (Class One)
    Central Hispanoamericano and
    Member of the International
    Board of The Wharton School of
    the University of Pennsylvania.
  * Carlos Delclaux Zulueta, 38.         1994        1997              -0-
    Managing Director of Privanza                 (Class Two)
    Banco Personal, S.A., Chairman
    of Gestion de Activos
    Inmobiliarios (real estate fund
    management), Vice-Chairman of
    Vidrala, S.A. (glass packaging
    production), Chairman of Arenas
    de Arija, S.A. (industrial sand
    production) and Vice-Chairman of
    Ondargain, S.A. (private holding
    company).
 * Enrique L. Fevre, 51. Vice            1991        1997              -0-
   President and Managing Director                (Class Two)
   of AXA Gestion de Seguros y
   Reaseguros, S.A., Managing
   Director of Aurora Polar Sociedad
   Anonima de Seguros y Reaseguros,
   President of Espacio Gestion
   Espana, S.A. and Director of
   Ahorro Familiar, S.A.; formerly
   Finance Director of Peugeot
   Talbot Espana, S.A., Director of
   Barcelona de Automocion and
   Managing Director of PSA Credit
   S.A. and PSA Leasing Espana, S.A.

- - --------
  * Interested person, as defined in the Investment Company Act of 1940 (the "Act"), of the Fund because of affiliation with Alliance or Privanza Banco Personal, S.A. ("Privanza").
 ** Member of the Audit Committee.
*** For purposes of this Proxy Statement, ACMC shall refer to Alliance Capital
    Management Corporation, the general partner of Alliance, and to the predecessor general partner of Alliance of the same name.
  + Member of the Nominating Committee.
 ++ If re-elected at the Meeting.

                                                                NUMBER OF SHARES
      NAME, AGE, POSITIONS AND                                    BENEFICIALLY
       OFFICES WITH THE FUND,                                    OWNED DIRECTLY
       PRINCIPAL OCCUPATIONS          YEAR FIRST   YEAR TERM     OR INDIRECTLY
     DURING THE PAST FIVE YEARS        BECAME A  AS A DIRECTOR       AS OF
      AND OTHER DIRECTORSHIPS          DIRECTOR   WILL EXPIRE    JUNE 27, 1995
     --------------------------       ---------- -------------  ----------------
**+ Inmaculada de Habsburgo-Lorena,      1988       1998++            -0-
    49. Director of The Spanish                  (Class Three)
    Institute, Trustee of Samuel H.
    Kress Foundation, Trustee of
    Independent Curators
    Incorporated, Founder and
    Trustee of the King Juan Carlos
    International Center of New York
    University Foundation, Member of
    the Board of World Monuments
    Fund Espana, Member of the
    Advisory Council Focus Americas
    and Member of the Committee of
    Honour of the European Community
    Chamber Orchestra.
**+ Dr. James M. Hester, 71.             1991       1998++            500
    President of The Harry Frank                 (Class Three)
    Guggenheim Foundation and
    Director of Union Carbide
    Corporation; formerly President
    of New York University and The
    New York Botanical Garden and
    Rector of the United Nations
    University.
**+ Jose Luis Feito Higueruela, 43.      1988        1997             -0-
    Partner, Member of the Board and              (Class Two)
    Member of the Executive
    Committee of AB Asesores,
    Executive Director of the
    International Monetary Fund;
    formerly Chief of Relations,
    International Economic
    Organizations in the Bank of
    Spain.
**+ Marilyn Perry, 55. President of      1991        1996             -0-
    Samuel H. Kress Foundation,                   (Class One)
    Chairman, World Monuments Fund
    and Trustee of Art Restoration
    for Cultural Heritage (ARCH),
    the Burlington Magazine
    Foundation and the International
    Research and Exchanges Board
    (IREX).
**+ Francisco Gomez Roldan, 40.          1989       1998++            -0-
    General Manager of Argentaria,               (Class Three)
    Corporacion Bancaria de Espana;
    formerly Deputy General Manager
    of Banco Bilbao Vizcaya, S.A.,
    the parent of the sub-adviser,
    General Manager of BBV
    Interactivos, S.A. and General
    Manager of Banca Catalana, S.A.

- - --------
**Member of the Audit Committee.
 +Member of the Nominating Committee.
++If re-elected at the Meeting.

                                                                NUMBER OF SHARES
      NAME, AGE, POSITIONS AND                                    BENEFICIALLY
       OFFICES WITH THE FUND,                                    OWNED DIRECTLY
        PRINCIPAL OCCUPATIONS          YEAR FIRST   YEAR TERM    OR INDIRECTLY
     DURING THE PAST FIVE YEARS         BECAME A  AS A DIRECTOR      AS OF
       AND OTHER DIRECTORSHIPS          DIRECTOR   WILL EXPIRE   JUNE 27, 1995
     --------------------------        ---------- ------------- ----------------
**+ Juan Manual Sainz de Vicuna, 69.      1988       1998++           -0-
    Chairman of Coca-Cola Espana,                 (Class Three)
    President of the Fundacion Coca-
    Cola Espana, Director of Coca-
    Cola Beverages S.A. (France) and
    President of Perfumeria Gal,
    S.A.; Member of the Fundacion de
    Amigos del Museo del Prado, the
    Fundacion para el Apoyo de la
    Cultura, the Board of World
    Monuments Fund Espana, the
    Spanish chapter of the World Wild
    Life Fund (Adena), the Notre Dame
    University International Advisory
    Council and the Spanish Olympic
    Committee.
  * Reba White Williams, 59. Director     1990        1996           10,073
    of ACMC, Director of Special                   (Class One)
    Projects, ACMC; art historian and
    writer; formerly a financial
    writer and consultant,
    contributing editor to
    Institutional Investor, Vice
    President and security analyst
    for Mitchell Hutchins, Inc. and
    an analyst for McKinsey &
    Company, Inc.

- - --------
 *Interested person, as defined in the Act, of the Fund because of affiliation with Alliance or Privanza.
**Member of the Audit Committee.
 +Member of the Nominating Committee.
++If re-elected at the Meeting.

  During the fiscal year ended November 30, 1994, the Board of Directors met four times, the Audit Committee met twice for the purposes described below in Proposal Two, and the Nominating Committee met once. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee of the Fund does not currently consider candidates proposed by stockholders for election as Directors.

  The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1994, the aggregate compensation paid to each of the Directors during calendar year 1994 by all of the funds to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                              TOTAL         TOTAL NUMBER OF FUNDS IN
                                           COMPENSATION    THE ALLIANCE FUND COMPLEX,
                            AGGREGATE   FROM THE ALLIANCE  INCLUDING THE FUND, AS TO
    NAME OF DIRECTOR      COMPENSATION    FUND COMPLEX,      WHICH THE DIRECTOR IS
      OF THE FUND         FROM THE FUND INCLUDING THE FUND   A DIRECTOR OR TRUSTEE
    ----------------      ------------- ------------------ --------------------------
Dave H. Williams             $     0         $      0                   6
H.R.H. Pilar de Borbon y
 Borbon                      $ 9,500         $ 19,500                   2
Angel Corcostegui            $ 9,500         $  9,500                   1
Carlos Delclaux Zulueta      $     0         $      0                   1
Enrique L. Fevre             $     0         $      0                   1
Inmaculada de Habsburgo-
 Lorena                      $10,000         $ 21,000                   2
Dr. James M. Hester          $ 9,500         $154,500                  32
Jose Luis Feito
 Higueruela                  $10,000         $ 10,000                   1
Marilyn Perry                $10,000         $ 10,000                   1
Francisco Gomez Roldan       $10,000         $ 10,000                   1
Juan Manual Sainz de Vi-
 cuna                        $ 9,500         $  9,500                   1
Reba White Williams          $     0         $      0                   3

As of June 27, 1995, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

                           RATIFICATION OF SELECTION
                          OF INDEPENDENT ACCOUNTANTS

  The Board of Directors recommends that the stockholders of the Fund ratify the selection of Price Waterhouse LLP, independent accountants, to audit the accounts of the Fund for the fiscal year ending November 30, 1995. Their selection was approved by the vote, cast in person, of a majority of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund as defined in the Act, at a meeting held on September 30, 1994. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Price Waterhouse LLP has audited the accounts of the Fund since the Fund's commencement of operations and does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of Price Waterhouse LLP is not expected to attend the Meeting.

  The Audit Committee of the Board of Directors generally meets twice during each fiscal year with representatives of Price Waterhouse LLP to discuss the scope of the independent accountants' engagement and review the financial statements of the Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

          INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS, INVESTMENT
                    ADVISER, SUB-ADVISER AND ADMINISTRATOR

  The principal officers of the Fund and their principal occupations during the past five years are set forth below.

  Dave H. Williams, Chairman (see Proposal One, Election of Directors, at page 3 for biographical information).

  Norman S. Bergel, Vice President, 45, a Vice President of ACMC since prior to 1990; Director and a Vice President of Alliance Capital Limited ("ACL").

  Mark H. Breedon, Vice President, 42, a Vice President of ACMC since prior to 1990; Director and a Vice President of ACL.

  Nicholas Crossland, Vice President, 24, an Assistant Vice President of ACL, with which he has been associated since 1991. Previously, he was a Trading Assistant with Brewin Dolphin.

  Mark D. Gersten, Treasurer and Chief Financial Officer, 44, a Senior Vice President of Alliance Fund Services, Inc. ("AFS").

  Edmund P. Bergan, Jr., Secretary, 45, a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS and a Vice President and an Assistant General Counsel of ACMC.

  The address of Messrs. Williams and Bergan is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Mr. Bergel is c/o Alliance Capital Management International, 6th Floor, Albermarie House, Albermarie Street, London, W1X 3HF. The address of Messrs. Breedon and Crossland is c/o Alliance Capital Limited, 155 Bishopsgate, London, ECZM 3XS. The address of Mr. Gersten is c/o Alliance Fund Distributors, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

  The investment adviser and administrator for the Fund is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Privanza Banco Personal, S.A., with principal offices at 17 Padilla, Madrid, Spain 28006, serves as the Fund's sub-adviser.

  Section 30(f) of the Act and the rules under Section 16 of the Securities Act of 1934 require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership of shares of the Fund. During 1994, required reports on Form 3 were not filed on a timely basis on behalf of Ms. Madelon Devoe Talley and Messrs. Brian O'Neil and Jerry M. de St. Paer, each a Director of ACMC.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by March 26, 1996 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services at (800) 227-4618 or contact Nancy Davis at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                          Secretary

July 24, 1995
New York, New York

TABLE OF CONTENTS                                                          PAGE
- - -------------------------------------------------------------------------------
Introduction..............................................................   1
Proposal One: Election of Directors.......................................   1
Proposal Two: Ratification of Selection of Independent Accountants........   6
Information as to the Fund's Principal Officers, Investment Adviser, Sub-
 adviser and Administrator................................................   7
Submission of Proposals for the Next Annual Meeting of Stockholders.......   7
Other Matters.............................................................   8
Reports to Stockholders...................................................   8


                             THE SPAIN FUND, INC.




- - -------------------------------------------------------------------------------
                    [LOGO OF ALLIANCE CAPITAL APPEARS HERE]
                       Alliance Capital Management L.P.
- - -------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT
AUGUST 24, 1995

                                   APPENDIX

PROXY                                                                      PROXY

                             THE SPAIN FUND, INC.

 Instructions to the Stockholders of The Spain Fund, Inc. (the "Corporation")
             in connection with the Annual Meeting of Stockholders
                         to be held on August 24, 1995


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

    The undersigned hereby instructs Nancy E. Davis and Carol H. Rappa to vote all shares of The Common Stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Time, on August 24, 1995 at the offices of the Corporation, 1345 Avenue of the Americas, in the Audio-Visual Conference Room, 33rd Floor, New York, New York 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

    This proxy, if properly executed, will be voted in the manner directed by the undersigned. If no direction is made, this proxy will be voted FOR election of the nominees as Directors and FOR any proposal for which no choice is indicated.

Please refer to the Proxy Statement for a discussion of each of the Proposals.

 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

    Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESSED CHANGED?            DO YOU HAVE ANY COMMENTS?

- - --------------------------------       --------------------------------


- - --------------------------------       --------------------------------


- - --------------------------------       --------------------------------









00250031/AW0

    PLEASE MARK VOTES
/X/ AS IN THIS EXAMPLE
                            FOR              WITHHOLD          FOR ALL EXCEPT


1.  Election of Directors   /   /            /   /             /   /


                 Class Three Directors (term expires in 1998)
               Dave H. Williams, Inmaculada de Habsburgo-Lorena,
                 Dr. James M. Hester, Francisco Gomez Roldan,
                          Juan Manuel Sainz de Vicuna

If you do not wish your shares voted "For" any particular nominee, mark the "For All Except" box and strike a line through that nominee's name. Your shares will be voted for the remaining nominees.

2. Ratification of the selection of Price Waterhouse LLP as the independent accountants for the Corporation for the fiscal year ending November 30, 1995.

                         FOR          AGAINST         ABSTAIN
                         /   /        /   /           /   /

3. In their discretion, in such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Please be sure to sign and date this Proxy.     Date___________________________



_____________________________________________
Shareholder sign here     Co-owner sign here


Mark box at right if comments or address change have been noted on the reverse
side of this card.       /   /


RECORD DATE SHARES:
















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